Prudential Small-Cap Core Equity Fund, Inc.

Supplement dated December 6, 2010 to the
Prospectus, Summary Prospectus and Statement of Additional Information dated February 16, 2010

Proposed Reorganization

The Board of Directors of Prudential Small-Cap Core Equity Fund, Inc. (Equity Fund) and the Board of Trustees of Prudential Investment Portfolios 5, on behalf of Prudential Small-Cap Value Fund (Value Fund) recently approved the reorganization of the Equity Fund into the Value Fund. Pursuant to this proposal, the assets and liabilities of the Equity Fund would be exchanged for shares of the Value Fund. The Value Fund shares to be received by Equity Fund shareholders in the reorganization will be equal in value, will be of the same class, and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Equity Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Equity Fund shareholders would become shareholders of the Value Fund. No sales charges would be imposed in connection with the proposed transaction. Equity Fund, and Prudential Investment Portfolios 5, for the benefit of Value Fund, anticipate obtaining an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to either Fund, or its respective shareholders.

This reorganization transaction is subject to approval by the shareholders of Equity Fund. It is anticipated that proxy statements/prospectuses relating to the reorganization transaction will be mailed to Equity Fund shareholders on or about January 20, 2011 and that the special meeting of Equity Fund shareholders will be held on or about March 15, 2011. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed on or shortly after the first calendar quarter of 2011.

LR354